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[UBS GLOBAL ASSET MANAGEMENT LOGO]

                            UBS RETIREMENT MONEY FUND
                               51 WEST 52ND STREET
                          NEW YORK, NEW YORK 10019-6114

                       STATEMENT OF ADDITIONAL INFORMATION

     UBS  Retirement  Money Fund is a  diversified  series of UBS RMA Money Fund
Inc., a professionally managed open-end investment company ("Corporation").

     The fund's investment  advisor and administrator is UBS Financial  Services
Inc. UBS Global Asset Management (US) Inc. ("UBS Global AM") is the fund's principal underwriter, sub-advisor and sub-administrator. UBS Financial Services
Inc. and UBS Global AM are indirect wholly owned subsidiaries of UBS AG.

     Portions of the fund's Annual Report to Shareholders are incorporated by reference into this Statement of Additional Information ("SAI"). The Annual
Report accompanies this SAI. You may obtain an additional copy of the fund's
Annual Report without charge by calling toll-free 1-800-647 1568.

     This SAI is not a prospectus and should be read only in conjunction with the fund's current Prospectus, dated August 30, 2004. A copy of the Prospectus may be obtained by calling any Financial Advisor at UBS Financial Services Inc.
or a correspondent firm or by calling toll-free 1-800-647 1568. This SAI is dated August 30, 2004.

                                TABLE OF CONTENTS

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                                                                                            PAGE
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
     The Fund and Its Investment Policies                                                      2
     The Fund's Investments, Related Risks and Limitations                                     2
     Organization of the Fund; Directors and Officers; Principal Holders and Management
       Ownership of Securities                                                                 9
     Investment Advisory, Administration and Principal Underwriting Arrangements              17
     Portfolio Transactions                                                                   20
     Additional Purchase and Redemption Information; Financial Institutions                   21
     Valuation of Shares                                                                      21
     Taxes                                                                                    22
     Other Information                                                                        23
     Financial Statements                                                                     23

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                      THE FUND AND ITS INVESTMENT POLICIES

     The fund's investment objective may not be changed without shareholder approval. Except where noted, the investment policies of the fund may be changed by its board without shareholder approval. As with other mutual funds, there is no assurance that the fund will achieve its investment objective.

     The fund's investment objective is to provide current income consistent with liquidity and conservation of capital. The fund invests in high quality money market instruments that have, or are deemed to have, remaining maturities of 13 months or less. Money market instruments include short-term debt obligations and similar securities. They also include longer term securities that have variable interest rates or other special features that give them the financial characteristics of short-term debt. These instruments include (1) US and foreign government securities, (2) obligations of US and non-US banks, (3) commercial paper and other short-term obligations of US and foreign corporations, partnerships, trusts and similar entities, (4) repurchase agreements and (5) investment company securities. Money market instruments also include longer term bonds that have variable interest rates or other special features that give them the financial characteristics of short-term debt. The fund maintains a dollar-weighted average portfolio maturity of 90 days or less.

     The fund may invest in obligations (including certificates of deposit, bankers' acceptances, time deposits and similar obligations) of US and non-US banks only if the institution has total assets at the time of purchase in excess of $1.5 billion. The fund's investments in non-negotiable time deposits of these institutions will be considered illiquid if they have maturities greater than seven calendar days.

     The fund may purchase only those obligations that UBS Global AM determines, pursuant to procedures adopted by the board, present minimal credit risks and are "First Tier Securities" as defined in Rule 2a-7 under the Investment Company Act of 1940, as amended ("Investment Company Act"). First Tier Securities include US government securities and securities of other registered investment companies that are money market funds. Other First Tier Securities are either
(1) rated in the highest short-term rating category by at least two nationally recognized statistical rating organizations ("rating agencies"), (2) rated in the highest short-term rating category by a single rating agency if only that rating agency has assigned the obligation a short-term rating, (3) issued by an issuer that has received such a short-term rating with respect to a security that is comparable in priority and security, (4) subject to a guarantee rated in the highest short-term rating category or issued by a guarantor that has received the highest short-term rating for a comparable debt obligation or (5) unrated, but determined by UBS Global AM to be of comparable quality.

     The fund generally may invest no more than 5% of its total assets in the securities of a single issuer (other than US government securities), except that the fund may invest up to 25% of its total assets in First Tier Securities of a single issuer for a period of up to three business days. The fund may purchase only US dollar denominated obligations of non-US issuers.

     The fund may invest up to 10% of its net assets in illiquid securities. The fund may purchase securities on a when-issued or delayed delivery basis. The fund may lend its portfolio securities to qualified broker-dealers or institutional investors in an amount up to 33 1/3% of its total assets. The fund may borrow from banks or through reverse repurchase agreements for temporary purposes, but not in excess of 10% of its total assets. The costs associated with borrowing may reduce the fund's net income. See "The Fund's Investments, Related Risks and Limitations -- Investment Limitations of the Fund" for more information regarding borrowing. The fund may invest in the securities of other investment companies.

              THE FUND'S INVESTMENTS, RELATED RISKS AND LIMITATIONS

     The following supplements the information contained in the fund's Prospectus and above concerning the fund's investments, related risks and limitations. Except as otherwise indicated in the Prospectus or the SAI, the fund has established no policy limitations on its ability to use the investments or techniques discussed in these documents. New forms of money market instruments continue to be developed. The fund may invest in these instruments to the extent consistent with its investment objective.

     YIELDS AND CREDIT RATINGS OF MONEY MARKET INSTRUMENTS. The yields on the money market instruments in which the fund invests are dependent on a variety of factors, including general money market conditions, conditions in the particular market for the obligation, the financial condition of the issuer, the size of the offering,

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the maturity of the obligation and the ratings of the issue. The ratings assigned by rating agencies represent their opinions as to the quality of the obligations they undertake to rate. Ratings, however, are general and are not absolute standards of quality. Consequently, obligations with the same rating, maturity and interest rate may have different market prices.

     Subsequent to its purchase by the fund, an issue may cease to be rated or its rating may be reduced. If a security in the fund's portfolio ceases to be a First Tier Security (as defined above) or UBS Global AM becomes aware that a security has received a rating below the second highest rating by any rating agency, UBS Global AM and, in certain cases, the fund's board, will consider whether the fund should continue to hold the obligation. A First Tier Security rated in the highest short-term category by a single rating agency at the time of purchase that subsequently receives a rating below the highest rating category from a different rating agency may continue to be considered a First Tier Security.

     US GOVERNMENT SECURITIES. US government securities include direct obligations of the US Treasury (such as Treasury bills, notes or bonds) and obligations issued or guaranteed as to principal and interest (but not as to market value) by the US government, its agencies or its instrumentalities. These US government securities may include mortgage-backed securities issued or guaranteed by government agencies or government-sponsored enterprises. Other US government securities may be backed by the full faith and credit of the US government or supported primarily or solely by the creditworthiness of the government-related issuer or, in the case of mortgage-backed securities, by pools of assets.

     US government securities also include separately traded principal and interest components of securities issued or guaranteed by the US Treasury, which are traded independently under the Separate Trading of Registered Interest and Principal of Securities ("STRIPS") program. Under the STRIPS program, the principal and interest components are individually numbered and separately issued by the US Treasury.

     COMMERCIAL PAPER AND OTHER SHORT-TERM OBLIGATIONS. The fund may purchase commercial paper, which includes short-term obligations issued by corporations, partnerships, trusts or other entities to finance short-term credit needs. The fund also may purchase other types of non-convertible debt obligations subject to maturity constraints imposed by the Securities and Exchange Commission ("SEC"). Descriptions of certain types of short-term obligations are provided below.

     ASSET-BACKED SECURITIES. The fund may invest in securities that are comprised of financial assets that have been securitized through the use of trusts or special purpose corporations or other entities. Such assets may include motor vehicle and other installment sales contracts, home equity loans, leases of various types of real and personal property and receivables from revolving credit (credit card) agreements or other types of financial assets. Payments or distributions of principal and interest may be guaranteed up to a certain amount and for a certain time period by a letter of credit or pool insurance policy issued by a financial institution unaffiliated with the issuer, or other credit enhancements may be present. See "The Fund's Investments, Related Risks and Limitations -- Credit and Liquidity Enhancements."

     VARIABLE AND FLOATING RATE SECURITIES AND DEMAND INSTRUMENTS. The fund may purchase variable and floating rate securities with remaining maturities in excess of 13 months issued by US government agencies or instrumentalities or guaranteed by the US government. In addition, the fund may purchase variable and floating rate securities of other issuers. The yields on these securities are adjusted in relation to changes in specific rates, such as the prime rate, and different securities may have different adjustment rates. Certain of these obligations carry a demand feature that gives the fund the right to tender them back to a specified party, usually the issuer or a remarketing agent, prior to maturity. The fund's investment in variable and floating rate securities must comply with conditions established by the SEC under which they may be considered to have remaining maturities of 13 months or less. The fund will purchase variable and floating rate securities of non-US government issuers that have remaining maturities of more than 13 months only if the securities are subject to a demand feature exercisable within 13 months or less. See "The Fund's Investments, Related Risks and Limitations -- Credit and Liquidity Enhancements."

     Generally, the fund may exercise demand features (1) upon a default under the terms of the underlying security, (2) to maintain its portfolio in accordance with its investment objective and policies or applicable legal or regulatory requirements or (3) as needed to provide liquidity to the fund in order to meet redemption requests. The ability of a bank or other financial institution to fulfill its obligations under a letter of credit, guarantee or

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other liquidity arrangement might be affected by possible financial difficulties of its borrowers, adverse interest rate or economic conditions, regulatory limitations or other factors. The interest rate on floating rate or variable rate securities ordinarily is readjusted on the basis of the prime rate of the bank that originated the financing or some other index or published rate, such as the 90-day US Treasury bill rate, or is otherwise reset to reflect market rates of interest. Generally, these interest rate adjustments cause the market value of floating rate and variable rate securities to fluctuate less than the market value of fixed rate securities.

     AUCTION RATE AND REMARKETED PREFERRED STOCK. The fund may purchase certain types of auction rate preferred stock ("ARPS") and/or remarketed preferred stock ("RPS") subject to a demand feature. These purchases may include ARPS and RPS issued by closed-end investment companies. ARPS or RPS may be deemed to meet the maturity and quality requirements of money market funds if they are structured to comply with conditions established by the SEC. ARPS and RPS subject to a demand feature, despite their status as equity securities, are economically similar to variable rate debt securities subject to a demand feature. Both ARPS and RPS allow the holder to sell the stock at a liquidation preference value at specified periods, provided that the auction or remarketing is successful. If the auction or remarketing fails, then the holder of certain types of ARPS and RPS may exercise a demand feature and has the right to sell the ARPS or RPS to a third party guarantor or counterparty at a price that can reasonably be expected to approximate its amortized cost. The ability of a bank or other financial institution providing the demand feature to fulfill its obligations might be affected by possible financial difficulties of its borrowers, adverse interest rate or economic conditions, regulatory limitations or other factors.

     The fund's investments in ARPS and RPS issued by closed-end funds also are subject to limitations that generally prohibit a fund from investing more than 10% of its assets in securities of other investment companies. See "The Fund's Investments, Related Risks and Limitations -- Investments in Other Investment Companies."

     VARIABLE AMOUNT MASTER DEMAND NOTES. The fund may invest in variable amount master demand notes, which are unsecured redeemable obligations that permit investment of varying amounts at fluctuating interest rates under a direct agreement between the fund and an issuer. The principal amount of these notes may be increased from time to time by the parties (subject to specified maximums) or decreased by the fund or the issuer. These notes are payable on demand (subject to any applicable advance notice provisions) and may or may not be rated.

     INVESTING IN NON-US SECURITIES. The fund's investments in US dollar denominated securities of non-US issuers may involve risks that are different from investments in US issuers. These risks may include future unfavorable political and economic developments, possible withholding taxes, seizure of foreign deposits, currency controls, interest limitations or other governmental restrictions that might affect the payment of principal or interest on the fund's investments. Additionally, there may be less publicly available information about non-US issuers because they may not be subject to the same regulatory requirements as US issuers. The fund's investments in securities issued by US finance subsidiaries of non-US banks may involve similar risks to the extent a non-US bank is deemed to support its US finance subsidiary. US finance subsidiaries of non-US banks may not be subject to regulation by US state or federal banking regulations.

     CREDIT AND LIQUIDITY ENHANCEMENTS. The fund may invest in securities that have credit or liquidity enhancements or may purchase these types of enhancements in the secondary market. Such enhancements may be structured as demand features that permit the fund to sell the instrument at designated times and prices. These credit and liquidity enhancements may be backed by letters of credit or other instruments provided by banks or other financial institutions whose credit standing affects the credit quality of the underlying obligation. Changes in the credit quality of these financial institutions could cause losses to the fund and affect its share price. The credit and liquidity enhancements may have conditions that limit the ability of the fund to use them when the fund wishes to do so.

     ILLIQUID SECURITIES. The term "illiquid securities" means securities that cannot be disposed of within seven days in the ordinary course of business at approximately the amount at which the fund has valued the securities and includes, among other things, repurchase agreements maturing in more than seven days and restricted securities other than those UBS Global AM has determined are liquid pursuant to guidelines established by the board. The fund may not be able to readily liquidate its investments in illiquid securities and may have to sell other investments if necessary to raise cash to meet its obligations. The lack of a liquid secondary market for

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illiquid securities may make it more difficult for the fund to assign a value to those securities for purposes of valuing its portfolio and calculating its net asset value.

     Restricted securities are not registered under the Securities Act of 1933, as amended ("Securities Act"), and may be sold only in privately negotiated or other exempted transactions or after a registration statement under the Securities Act has become effective. Where registration is required, the fund may be obligated to pay all or part of the registration expenses and a considerable period may elapse between the time of the decision to sell and the time the fund may be permitted to sell a security under an effective registration statement. If, during such a period, adverse market conditions were to develop, the fund might obtain a less favorable price than prevailed when it decided to sell.

     Not all restricted securities are illiquid. A large institutional market has developed for many US and non-US securities that are not registered under the Securities Act. Institutional investors generally will not seek to sell these instruments to the general public, but instead will often depend either on an efficient institutional market in which such unregistered securities can be readily resold or on an issuer's ability to honor a demand for repayment. Therefore, the fact that there are contractual or legal restrictions on resale to the general public or certain institutions is not dispositive of the liquidity of such investments.

     Institutional markets for restricted securities also have developed as a result of Rule 144A under the Securities Act, which establishes a "safe harbor" from the registration requirements of the Securities Act for resales of certain securities to qualified institutional buyers. Such markets include automated systems for the trading, clearance and settlement of unregistered securities of domestic and foreign issuers, such as the PORTAL System sponsored by the National Association of Securities Dealers, Inc. An insufficient number of qualified institutional buyers interested in purchasing Rule 144A-eligible restricted securities held by the fund, however, could affect adversely the marketability of such portfolio securities, and the fund might be unable to dispose of them promptly or at favorable prices.

     The board has delegated the function of making day-to-day determinations of liquidity to UBS Global AM pursuant to guidelines approved by the board. UBS Global AM takes into account a number of factors in reaching liquidity decisions, which may include (1) the frequency of trades for the security, (2) the number of dealers that make quotes for the security, (3) the nature of the security and how trading is effected (E.G., the time needed to sell the security, how bids are solicited and the mechanics of transfer) and (4) the existence of demand features or similar liquidity enhancements. UBS Global AM monitors the liquidity of restricted securities in the fund's portfolio and reports periodically on such decisions to the board.

     UBS Global AM also monitors the fund's overall holdings of illiquid securities. If the fund's holdings of illiquid securities exceed its limitation on investments in illiquid securities for any reason (such as a particular security becoming illiquid, changes in the relative market values of liquid and illiquid portfolio securities or shareholder redemptions), UBS Global AM will consider what action would be in the best interests of the fund and its shareholders. Such action may include engaging in an orderly disposition of securities to reduce the fund's holdings of illiquid securities. However, the fund is not required to dispose of illiquid securities under these circumstances.

     REPURCHASE AGREEMENTS. The fund may enter into repurchase agreements. Repurchase agreements are transactions in which the fund purchases securities or other obligations from a bank or securities dealer (or its affiliate) and simultaneously commits to resell them to the counterparty at an agreed-upon date or upon demand and at a price reflecting a market rate of interest unrelated to the coupon rate or maturity of the purchased obligations. Securities or other obligations subject to repurchase agreements may have maturities in excess of 13 months. The fund maintains custody of the underlying obligations prior to their repurchase, either through its regular custodian or through a special "tri-party" custodian or sub-custodian that maintains separate accounts for both the fund and its counterparty. Thus, the obligation of the counterparty to pay the repurchase price on the date agreed to or upon demand is, in effect, secured by such obligations.

     Repurchase agreements carry certain risks not associated with direct investments in securities, including a possible decline in the market value of the underlying obligations. If their value becomes less than the repurchase price, plus any agreed-upon additional amount, the counterparty must provide additional collateral so that at all times the collateral is at least equal to the repurchase price plus any agreed-upon additional amount. The difference between the total amount to be received upon repurchase of the obligations and the price that was

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paid by the fund upon acquisition is accrued as interest and included in its net investment income. Repurchase agreements involving obligations other than US government securities (such as commercial paper, corporate bonds and mortgage loans) may be subject to special risks and may not have the benefit of certain protections in the event of the counterparty's insolvency. If the seller or guarantor becomes insolvent, the fund may suffer delays, costs and possible losses in connection with the disposition of collateral. The fund intends to enter into repurchase agreements only in transactions with counterparties believed by UBS Global AM to present minimum credit risks.

     REVERSE REPURCHASE AGREEMENTS. Reverse repurchase agreements involve the sale of securities held by the fund subject to its agreement to repurchase the securities at an agreed-upon date or upon demand and at a price reflecting a market rate of interest. Reverse repurchase agreements are subject to the fund's limitation on borrowings and may be entered into only with banks or securities dealers or their affiliates. While a reverse repurchase agreement is outstanding, the fund will designate cash or liquid securities on the books of its custodian, marked to market daily, in an amount at least equal to its obligations under the reverse repurchase agreement.

     Reverse repurchase agreements involve the risk that the buyer of the securities sold by the fund might be unable to deliver them when the fund seeks to repurchase. If the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, the buyer or trustee or receiver may receive an extension of time to determine whether to enforce the fund's obligation to repurchase the securities, and the fund's use of the proceeds of the reverse repurchase agreement may effectively be restricted pending such decision. See "The Fund's Investments, Related Risks and Limitations -- Segregated Accounts."

     COUNTERPARTIES. The fund may be exposed to the risk of financial failure or insolvency of another party. To help lessen those risks, UBS Global AM, subject to the supervision of the board, monitors and evaluates the creditworthiness of the parties with which the fund does business.

     WHEN-ISSUED AND DELAYED DELIVERY SECURITIES. The fund may purchase securities on a "when-issued" basis or may purchase or sell securities for delayed delivery, I.E., for issuance or delivery to or by the fund later than the normal settlement date at a stated price and yield. The fund generally would not pay for such securities or start earning interest on them until they are received. However, when the fund undertakes a when-issued or delayed delivery obligation, it immediately assumes the risks of ownership, including the risks of price fluctuation. Failure of the issuer to deliver a security purchased by the fund on a when-issued or delayed delivery basis may result in the fund's incurring a loss or missing an opportunity to make an alternative investment.

     A security purchased on a when-issued or delayed delivery basis is recorded as an asset on the commitment date and is subject to changes in market value, generally based upon changes in the level of interest rates. Thus, fluctuation in the value of the security from the time of the commitment date will affect the fund's net asset value. The fund's when-issued and delayed delivery purchase commitments could cause its net asset value per share to be more volatile. The fund may sell the right to acquire the security prior to delivery if UBS Global AM deems it advantageous to do so, which may result in a gain or loss to the fund. See "The Fund's Investments, Related Risks and Limitations -- Segregated Accounts."

     INVESTMENTS IN OTHER INVESTMENT COMPANIES. The fund may invest in securities of other money market funds and certain securities of closed-end funds, subject to limitations imposed by the Investment Company Act. Among other things, these limitations generally restrict the fund's aggregate investments in other investment companies to no more than 10% of its total assets. The fund's investments in certain private investment vehicles are not subject to this restriction. The shares of other money market funds are subject to the management fees and other expenses of those funds. At the same time, the fund would continue to pay its own management fees and expenses with respect to all its investments, including shares of other money market funds. The fund may invest in the securities of other money market funds when UBS Global AM believes that (1) the amounts to be invested are too small or are available too late in the day to be effectively invested in other money market instruments, (2) shares of other money market funds otherwise would provide a better return than direct investment in other money market instruments or (3) such investments would enhance the fund's liquidity. See also "The Fund's Investments, Related Risks and Limitations -- Auction Rate and Remarketed Preferred Stock."

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     LENDING OF PORTFOLIO SECURITIES. The fund is authorized to lend its portfolio securities to broker-dealers or institutional investors that UBS Global AM deems qualified. Lending securities enables the fund to earn additional income, but could result in a loss or delay in recovering these securities. The borrower of the fund's portfolio securities must maintain acceptable collateral with the fund's custodian (or a sub-custodian) in an amount, marked to market daily, at least equal to the market value of the securities loaned, plus accrued interest and dividends. Acceptable collateral is limited to cash, US government securities and irrevocable letters of credit that meet certain guidelines established by UBS Global AM. The fund may reinvest any cash collateral in money market investments or other short-term liquid investments, including other investment companies. The fund also may reinvest cash collateral in private investment vehicles similar to money market funds, including one managed by UBS Global AM. In determining whether to lend securities to a particular broker-dealer or institutional investor, UBS Global AM will consider, and during the period of the loan will monitor, all relevant facts and circumstances, including the creditworthiness of the borrower. The fund will retain authority to terminate any of its loans at any time. The fund may pay fees in connection with a loan and may pay the borrower or placing broker a negotiated portion of the interest earned on the reinvestment of cash held as collateral. The fund will receive amounts equivalent to any interest, dividends or other distributions on the securities loaned. The fund will regain ownership of loaned securities to exercise beneficial rights, such as voting and subscription rights, when regaining such rights is considered to be in the fund's interest.

     Pursuant to procedures adopted by the board governing the fund's securities lending program, UBS Securities LLC ("UBS Securities"), another indirect wholly owned subsidiary of UBS AG, has been retained to serve as lending agent for the fund. The board also has authorized the payment of fees (including fees calculated as a percentage of invested cash collateral) to UBS Securities for these services. The board periodically reviews all portfolio securities loan transactions for which UBS Securities has acted as lending agent. UBS Securities and other affiliated broker-dealers have also been approved as borrowers under the fund's securities lending program.

     SEGREGATED ACCOUNTS. When the fund enters into certain transactions that involve obligations to make future payments to third parties, including the purchase of securities on a when-issued or delayed delivery basis or reverse repurchase agreements, it will maintain with an approved custodian in a segregated account (or designate on the books of its custodian) cash or liquid securities, marked to market daily, in an amount at least equal to its obligations under the commitment.

INVESTMENT LIMITATIONS OF THE FUND

     FUNDAMENTAL LIMITATIONS. The following investment limitations cannot be changed for the fund without the affirmative vote of the lesser of (a) more than 50% of the outstanding shares of the fund or (b) 67% or more of the shares present at a shareholders' meeting if more than 50% of the outstanding shares are represented at the meeting in person or by proxy. If a percentage restriction is adhered to at the time of an investment or transaction, a later increase or decrease in percentage resulting from changing values of portfolio securities or amount of total assets will not be considered a violation of any of the following limitations. With regard to the borrowings limitation in fundamental limitation (3), the fund will comply with the applicable restrictions of Section 18 of the Investment Company Act.

     The fund will not:

     (1) purchase securities of any one issuer if, as a result, more than 5% of the fund's total assets would be invested in securities of that issuer or the fund would own or hold more than 10% of the outstanding voting securities of that issuer, except that up to 25% of the fund's total assets may be invested without regard to this limitation, and except that this limitation does not apply to securities issued or guaranteed by the US government, its agencies and instrumentalities or to securities issued by other investment companies.

     The following interpretation applies to, but is not a part of, this fundamental restriction: Mortgage- and asset-backed securities will not be considered to have been issued by the same issuer by reason of the securities having the same sponsor, and mortgage- and asset-backed securities issued by a finance or other special purpose subsidiary that are not guaranteed by the parent company will be considered to be issued by a separate issuer from the parent company.

     (2) purchase any security if, as a result of that purchase, 25% or more of the fund's total assets would be invested in securities of issuers having their principal business activities in the same industry, except that this

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limitation does not apply to securities issued or guaranteed by the US government, its agencies or instrumentalities or to municipal securities or to certificates of deposit and bankers' acceptances of domestic branches of US banks.

     The following interpretations apply to, but are not a part of, this fundamental restriction: (a) US banking (including US finance subsidiaries of non-US banks) and non-US banking will be considered to be different industries; and (b) asset-backed securities will be grouped in industries based upon their underlying assets and not treated as constituting a single, separate industry.

     (3) issue senior securities or borrow money, except as permitted under the Investment Company Act and then not in excess of 33 1/3% of the fund's total assets (including the amount of the senior securities issued but reduced by any liabilities not constituting senior securities) at the time of the issuance or borrowing, except that the fund may borrow up to an additional 5% of its total assets (not including the amount borrowed) for temporary or emergency purposes.

     (4) make loans, except through loans of portfolio securities or through repurchase agreements, provided that for purposes of this restriction, the acquisition of bonds, debentures, other debt securities or instruments, or participations or other interests therein and investments in government obligations, commercial paper, certificates of deposit, bankers' acceptances or similar instruments will not be considered the making of a loan.

     The following interpretation applies to, but is not a part of, this fundamental restriction: the fund's investments in master notes and similar instruments will not be considered to be the making of a loan.

     (5) engage in the business of underwriting securities of other issuers, except to the extent that the fund might be considered an underwriter under the federal securities laws in connection with its disposition of portfolio securities.

     (6) purchase or sell real estate, except that investments in securities of issuers that invest in real estate and investments in mortgage-backed securities, mortgage participations or other instruments supported by interests in real estate are not subject to this limitation, and except that the fund may exercise rights under agreements relating to such securities, including the right to enforce security interests and to hold real estate acquired by reason of such enforcement until that real estate can be liquidated in an orderly manner.

     (7) purchase or sell physical commodities unless acquired as a result of owning securities or other instruments, but the fund may purchase, sell or enter into financial options and futures, forward and spot currency contracts, swap transactions and other financial contracts or derivative instruments.

     NON-FUNDAMENTAL LIMITATIONS. The following investment restrictions are non-fundamental and may be changed by the vote of the board without shareholder approval. If a percentage restriction is adhered to at the time of an investment or transaction, a later increase or decrease in percentage resulting from changing values of portfolio securities or amount of total assets will not be considered a violation of any of the following limitations.

     The fund will not:

     (1) purchase securities on margin, except for short-term credit necessary for clearance of portfolio transactions and except that the fund may make margin deposits in connection with its use of financial options and futures, forward and spot currency contracts, swap transactions and other financial contracts or derivative instruments.

     (2) engage in short sales of securities or maintain a short position, except that the fund may (a) sell short "against the box" and (b) maintain short positions in connection with its use of financial options and futures, forward and spot currency contracts, swap transactions and other financial contracts or derivative instruments.

     (3) purchase securities of other investment companies, except to the extent permitted by the Investment Company Act and except that this limitation does not apply to securities received or acquired as dividends, through offers of exchange, or as a result of reorganization, consolidation, or merger.

     (4) purchase portfolio securities while borrowings in excess of 5% of its total assets are outstanding.

                ORGANIZATION OF THE FUND; DIRECTORS AND OFFICERS;
            PRINCIPAL HOLDERS AND MANAGEMENT OWNERSHIP OF SECURITIES

     The Corporation was organized on July 2, 1982 as a Maryland corporation and has three operating series. The Corporation has authority to issue 90 billion shares of common stock of par value $0.001 per share, 20 billion of which are designated as shares of the fund. The remaining shares are designated as shares of the two other series of the Corporation.

     The Corporation is governed by a board of directors, which oversees the fund's operations and which is authorized to establish additional series. Each director serves an indefinite term of office. Each director who has attained the age of seventy-two (72) years will be subject to retirement on the last day of the month in which he or she attains such age. The tables below show, for each director (sometimes referred to as "board member") and executive officer, his or her name, address and age, the position held with the fund, the length of time served as a director or officer of the fund, the director's or officer's principal occupations during the last five years, the number of portfolios in the UBS fund complex overseen by the director or for which a person served as an officer, and other directorships held by such director.

INTERESTED DIRECTOR


                                         TERM OF
                                       OFFICE+ AND
                          POSITION(S)   LENGTH OF                                NUMBER OF PORTFOLIOS IN      OTHER DIRECTORSHIPS
     NAME, ADDRESS,        HELD WITH       TIME      PRINCIPAL OCCUPATION(S)      FUND COMPLEX OVERSEEN             HELD BY
         AND AGE             FUND         SERVED       DURING PAST 5 YEARS             BY DIRECTOR                  DIRECTOR
     --------------      ------------ ------------- ------------------------  ----------------------------  -----------------------
Margo N. Alexander++; 57 Director     Since  1996   Mrs. Alexander is         Mrs. Alexander is a director  None
c/o UBS Global Asset                                retired. She was an       or trustee of 16 investment
Management                                          executive vice president  companies (consisting of 34
51 West 52nd Street                                 of UBS Financial Services portfolios) for which UBS
New York, NY 10019                                  Inc. (from March 1984 to  Global AM or one of its
                                                    December 2002). She was   affiliates serves as
                                                    chief executive officer   investment advisor,
                                                    (from January 1995 to     sub-advisor or manager.
                                                    October 2000), a director
                                                    (from January 1995 to
                                                    September 2001) and
                                                    chairman (from March 1999
                                                    to September 2001) of UBS
                                                    Global AM (formerly known
                                                    as Mitchell Hutchins
                                                    Asset Management Inc.)


INDEPENDENT DIRECTORS


                                         TERM OF
                                       OFFICE+ AND
                          POSITION(S)   LENGTH OF                                NUMBER OF PORTFOLIOS IN      OTHER DIRECTORSHIPS
     NAME, ADDRESS,        HELD WITH       TIME      PRINCIPAL OCCUPATION(S)      FUND COMPLEX OVERSEEN             HELD BY
         AND AGE             FUND         SERVED       DURING PAST 5 YEARS             BY DIRECTOR                  DIRECTOR
     --------------      ------------ ------------- ------------------------  ----------------------------  -----------------------
Richard Q. Armstrong; 69 Director and Since 1996    Mr. Armstrong is chairman Mr. Armstrong is a director   None
c/o Willkie Farr &       Interim                    and principal of R.Q.A.   or trustee of 16 investment
Gallagher LLP            Chairman of                Enterprises (management   companies (consisting of 34
787 Seventh Avenue       the Board of               consulting firm) (since   portfolios) for which UBS
New York, NY             Directors                  April 1991 and principal  Global AM or one of its
10019-6099                                          occupation since March    affiliates serves as
                                                    1995).                    investment advisor, sub-
                                                                              advisor or manager.

                                         TERM OF
                                       OFFICE+ AND
                          POSITION(S)   LENGTH OF                                NUMBER OF PORTFOLIOS IN      OTHER DIRECTORSHIPS
     NAME, ADDRESS,        HELD WITH       TIME      PRINCIPAL OCCUPATION(S)      FUND COMPLEX OVERSEEN             HELD BY
         AND AGE             FUND         SERVED       DURING PAST 5 YEARS             BY DIRECTOR                  DIRECTOR
     --------------      ------------ ------------- ------------------------  ----------------------------  -----------------------
David J. Beaubien; 69    Director     Since 2001    Mr. Beaubien is retired   Mr. Beaubien is a director or Mr. Beaubien is also a
84 Doane Road                                       (since 2003.) He was      trustee of 16 investment      director of IEC
Ware, MA 01082                                      chairman of Yankee        companies (consisting of 34   Electronics, Inc., a
                                                    Environmental Systems,    portfolios) for which UBS     manufacturer of
                                                    Inc., a manufacturer of   Global AM or one of its       electronic assemblies.
                                                    meteorological measuring  affiliates serves as
                                                    systems (since 1991).     investment advisor, sub-
                                                                              advisor or manager.

Richard R. Burt; 57      Director     Since 1996    Mr. Burt is chairman of   Mr. Burt is a director or     Mr. Burt is also a
1275 Pennsylvania Ave.,                             Diligence LLC             trustee of 16 investment      director of Hollinger
N.W.                                                (international            companies (consisting of 34   International Inc.
Washington, D.C. 20004                              information and security  portfolios) for which UBS     (publishing), HCL
                                                    firm) and IEP Advisors    Global AM or one of its       Technologies, Ltd.
                                                    (international            affiliates serves as          (software and
                                                    investments and           investment advisor, sub-      information
                                                    consulting firm).         advisor or manager.           technologies), The
                                                                                                            Central European Fund,
                                                                                                            Inc., The Germany Fund,
                                                                                                            Inc., IGT, Inc.
                                                                                                            (provides technology to
                                                                                                            gaming and wagering
                                                                                                            industry) and chairman
                                                                                                            of Weirton Steel Corp.
                                                                                                            (makes and finishes
                                                                                                            steel products). He is
                                                                                                            also a director or
                                                                                                            trustee of funds in the
                                                                                                            Scudder Mutual Funds
                                                                                                            Family (consisting of
                                                                                                            47 portfolios).

Meyer Feldberg; 62       Director     Since 1992    Professor Feldberg is     Professor Feldberg is a       Professor Feldberg is
Columbia Business School                            Dean Emeritus and Sanford director or trustee of 30     also a director of
33 West 60th Street                                 Bernstein Professor of    investment companies          Primedia Inc.
7th Floor                                           Leadership and Ethics at  (consisting of 48 portfolios) (publishing), Federated
New York, NY 10023-7905                             Columbia Business School. for which UBS Global AM or    Department Stores, Inc.
                                                    Prior to July 2004, he    one of its affiliates serves  (operator of department
                                                    was Dean and Professor of as investment advisor,        stores), Revlon, Inc.
                                                    Management of the         sub-advisor or manager.       (cosmetics), Select
                                                    Graduate School of                                      Medical Inc.
                                                    Business at Columbia                                    (healthcare services)
                                                    University (since 1989).                                and SAPPI, Ltd.
                                                                                                            (producer of paper).

                                         TERM OF
                                       OFFICE+ AND
                          POSITION(S)   LENGTH OF                                NUMBER OF PORTFOLIOS IN      OTHER DIRECTORSHIPS
     NAME, ADDRESS,        HELD WITH       TIME      PRINCIPAL OCCUPATION(S)      FUND COMPLEX OVERSEEN             HELD BY
         AND AGE             FUND         SERVED       DURING PAST 5 YEARS             BY DIRECTOR                  DIRECTOR
     --------------      ------------ ------------- ------------------------  ----------------------------  -----------------------
Carl W. Schafer; 68      Director     Since 1996    Mr. Schafer is president  Mr. Schafer is a director or  Mr. Schafer is also a
66 Witherspoon Street                               of the Atlantic           trustee of 16 investment      director of Labor
#1100                                               Foundation (charitable    companies (consisting of 34   Ready, Inc. (temporary
Princeton, NJ 08542                                 foundation) (since 1990). portfolios) for which UBS     employment), Guardian
                                                                              Global AM or one of its       Life Insurance Company
                                                                              affiliates serves as          Mutual Funds
                                                                              investment advisor, sub-      (consisting of 25
                                                                              advisor or manager.           portfolios), the
                                                                                                            Harding, Loevner Funds
                                                                                                            (consisting of three
                                                                                                            portfolios), E.I.I.
                                                                                                            Realty Securities Trust
                                                                                                            (investment company)
                                                                                                            and Frontier Oil
                                                                                                            Corporation.

William D. White; 70     Director     Since 2001    Mr. White is retired      Mr. White is a director or    None
P.O. Box 199                                        (since 1994).             trustee of 16 investment
Upper Black Eddy, PA                                                          companies (consisting of 34
18972                                                                         portfolios) for which UBS
                                                                              Global AM or one of its
                                                                              affiliates serves as
                                                                              investment advisor, sub-
                                                                              advisor or manager.

----------

+    Each director holds office for an indefinite term.

++ Mrs. Alexander is an "interested person" of the fund as defined in the Investment Company Act by virtue of her former positions with UBS Global AM and/or any of its affiliates.

OFFICERS

                                                    TERM OF OFFICE+
       NAME, ADDRESS,          POSITION(S) HELD      AND LENGTH OF                     PRINCIPAL OCCUPATION(S)
           AND AGE                WITH FUND           TIME SERVED                        DURING PAST 5 YEARS
       --------------          ----------------     ---------------                    -----------------------
W. Douglas Beck*; 37         Vice President      Since 2003           Mr. Beck is an executive director and head of mutual
                                                                      fund product management of UBS Global AM (since 2002).
                                                                      From March 1998 to November 2002, he held various
                                                                      positions at Merrill Lynch, the most recent being first
                                                                      vice president and co-manager of the managed solutions
                                                                      group. Mr. Beck is vice president of 19 investment
                                                                      companies (consisting of 75 portfolios) for which UBS
                                                                      Global AM or one of its affiliates serves as investment
                                                                      advisor, sub-advisor or manager.

Thomas Disbrow*; 38          Vice President and  Since 2000 (Vice     Mr. Disbrow is a director and co-head of the mutual fund
                             Treasurer           President); since     finance department of UBS Global AM. Prior to November
                                                 2004 (Treasurer)     1999, he was a vice president of Zweig/Glaser Advisers.
                                                                      Mr. Disbrow is a vice president and treasurer of 16
                                                                      investment companies (consisting of 34 portfolios) and
                                                                      assistant treasurer of four investment companies
                                                                      (consisting of 42 portfolios) for which UBS Global AM or
                                                                      one of its affiliates serves as investment advisor,
                                                                      sub-advisor or manager.

Mark F. Kemper**; 46         Vice President and  Since 2004           Mr. Kemper is general counsel of UBS Global Asset
                             Secretary                                Management - Americas region (since July 2004). Mr.
                                                                      Kemper also is an executive director of UBS Global Asset
                                                                      Management (Americas) Inc. ("UBS Global AM (Americas"))
                                                                      and was its deputy general counsel from July 2001 to
                                                                      July 2004. He has been secretary of UBS Global AM
                                                                      (Americas) since 1999 and assistant secretary of UBS
                                                                      Global Asset Management Trust Company since  1993. Mr.
                                                                      Kemper is secretary of UBS Global AM (since 2004). Mr.
                                                                      Kemper is vice president and secretary of 16 investment
                                                                      companies (consisting of 34 portfolios) and assistant
                                                                      secretary of four investment companies (consisting of 42
                                                                      portfolios) for which UBS Global AM (Americas) or one of
                                                                      its affiliates serves as investment advisor, sub-advisor
                                                                      or manager.

                                                    TERM OF OFFICE+
       NAME, ADDRESS,          POSITION(S) HELD      AND LENGTH OF                     PRINCIPAL OCCUPATION(S)
           AND AGE                WITH FUND           TIME SERVED                        DURING PAST 5 YEARS
       --------------          ----------------     ---------------                    -----------------------
Joanne M. Kilkeary*; 36      Vice President and  Since 2004           Ms. Kilkeary is an associate director and a senior
                             Assistant Treasurer                      manager of the mutual fund finance department of UBS
                                                                      Global AM. Ms. Kilkeary is a vice president and
                                                                      assistant treasurer of 16 investment companies
                                                                      (consisting of 34 portfolios) for which UBS Global AM or
                                                                      one of its affiliates serves as investment advisor,
                                                                      sub-advisor or manager.

Todd Lebo*; 40               Vice President and  Since 2004           Mr. Lebo is a director and an associate general counsel at
                             Assistant Secretary                      UBS Global AM (since 2002). Prior to joining UBS Global
                                                                      AM he was an executive director and associate general
                                                                      counsel at Morgan Stanley (from 1997-2002). Mr. Lebo is
                                                                      a vice president and assistant secretary of 16
                                                                      investment companies (consisting of 34 portfolios) for
                                                                      which UBS Global AM or one of its affiliates serves as
                                                                      investment advisor, sub- advisor or manager.

Joseph T. Malone*; 36        Vice President and  Since 2004           Mr. Malone is a director and co-head of the mutual fund
                             Assistant Treasurer                      finance department of UBS Global AM. From August 2000
                                                                      through June 2001, he was the controller at AEA
                                                                      Investors Inc. From March 1998 to August 2000, Mr.
                                                                      Malone was a manager within investment management
                                                                      services of PricewaterhouseCoopers LLC. Mr. Malone is
                                                                      vice president and assistant treasurer of 16 investment
                                                                      companies (consisting of 34 portfolios) and treasurer
                                                                      and principal accounting officer of four investment
                                                                      companies (consisting of 42 portfolios) for which UBS
                                                                      Global AM or one of its affiliates serves as investment
                                                                      advisor, sub- advisor or manager.

Michael H. Markowitz**; 39   Vice President      Since 2001           Mr. Markowitz is a managing director, portfolio manager
                                                                      and head of U.S. short duration fixed income of UBS
                                                                      Global AM. He is also a managing director and portfolio
                                                                      manager of UBS Global AM (Americas), an affiliate of UBS
                                                                      Global AM. Mr. Markowitz is a vice president of five
                                                                      investment companies (consisting of 22 portfolios) for
                                                                      which UBS Global AM or one of its affiliates serves as
                                                                      investment advisor, sub-advisor or manager.

                                                    TERM OF OFFICE+
       NAME, ADDRESS,          POSITION(S) HELD      AND LENGTH OF                     PRINCIPAL OCCUPATION(S)
           AND AGE                WITH FUND           TIME SERVED                        DURING PAST 5 YEARS
       --------------          ----------------     ---------------                    -----------------------
Joseph A. Varnas*; 36        President           Since 2003           Mr. Varnas is a managing director (since March 2003),
                                                                      global head of information technology and operations
                                                                      (since March 2004) and head of product management -
                                                                      Americas (since November 2002) of UBS Global AM. He was
                                                                      head of technology of UBS Global AM from November 2002
                                                                      to March 2004. From 2000 to 2001, he was manager of
                                                                      product development in Investment Consulting Services at
                                                                      UBS Financial Services Inc. Mr. Varnas was a senior
                                                                      analyst in the Global Securities Research and Economics
                                                                      Group at Merrill Lynch from 1995 to 1999. Mr. Varnas is
                                                                      president of 20 investment companies (consisting of 76
                                                                      portfolios) for which UBS Global AM or one of its
                                                                      affiliates serves as investment advisor, sub-advisor or
                                                                      manager.

Keith A. Weller*; 43         Vice President and  Since 1995           Mr. Weller is a director and senior associate general
                             Assistant Secretary                      counsel of UBS Global AM. Mr. Weller is a vice president
                                                                      and assistant secretary of 16 investment companies
                                                                      (consisting of 34 portfolios) for which UBS Global AM or
                                                                      one of its affiliates serves as investment advisor,
                                                                      sub-advisor or manager.

----------

* This person's business address is 51 West 52nd Street, New York, New York 10019-6114.

** This person's business address is One North Wacker Drive, Chicago, Illinois 60606

+ Officers of the fund are appointed by the directors and serve at the pleasure of the board.

               INFORMATION ABOUT DIRECTOR OWNERSHIP OF FUND SHARES

                                                                AGGREGATE DOLLAR RANGE OF EQUITY SECURITIES IN ALL
                                                                    REGISTERED INVESTMENT COMPANIES OVERSEEN BY
                                                                  DIRECTOR FOR WHICH UBS FINANCIAL SERVICES INC.,
                                    DOLLAR RANGE OF EQUITY      UBS GLOBAL AM OR AN AFFILIATE SERVES AS INVESTMENT
DIRECTOR                              SECURITIES IN FUND+                ADVISOR, SUB-ADVISOR OR MANAGER+
--------                            ----------------------      --------------------------------------------------
INTERESTED DIRECTOR
Margo N. Alexander                       $1 - $10,000                              Over $100,000

INDEPENDENT DIRECTORS
Richard Q. Armstrong                         None                                  Over $100,000

David J. Beaubien                      $10,001 - $50,000                           Over $100,000

Richard R. Burt                              None                                      None

Meyer Feldberg                               None                                  Over $100,000

Carl W. Schafer                          $1 - $10,000                           $50,001 - $100,000

William D. White                             None                                $10,001 - $50,000

----------

+    Information regarding ownership is as of December 31, 2003.

                                   COMMITTEES

     The Corporation has an Audit Committee (formerly known as the Audit and Contract Review Committee) and a Nominating Committee. The members of the Audit Committee are currently the Independent Directors. Richard Q. Armstrong is chairperson of the Audit Committee. The following Independent Directors are members of the Nominating Committee: Meyer Feldberg (chairperson), Carl
W. Schafer and William D. White.

     The Audit Committee is responsible for, among other things: (i) overseeing the scope of a fund's audit; (ii) overseeing a fund's accounting and financial reporting policies, practices and internal controls; and (iii) approving, and recommending to the board for ratification, the selection, appointment, retention or termination of a fund's independent auditors, as well as determining the compensation thereof. In furtherance of its duties, the Committee also is responsible for, among other things: obtaining assurance from a fund's independent auditors of its independence and discussing any disclosed relationships or services that may diminish the objectivity and independence of the independent auditors; inquiring as to a fund's qualification under Subchapter M of the Internal Revenue Code and the amounts distributed and reported to shareholders; reviewing with the independent auditors any problems or difficulties with the audit; and reporting to the full board and making recommendations as it deems necessary or appropriate. Although the Audit Committee has the responsibilities described above, it is not responsible for planning or conducting a fund's audit or determining whether a fund's financial statements are complete and accurate and are in accordance with US generally accepted accounting principles. Absent actual knowledge to the contrary, Audit Committee members are entitled to rely on the accuracy of the information they receive from persons within and outside a fund.

     The Audit Committee currently normally meets in conjunction with regular board meetings, or more frequently as called by its chairperson. During the fund's fiscal year ended June 30, 2004, the Audit Committee held five meetings.

     The fund's board has also established a Nominating Committee that acts pursuant to a written charter. The Nominating Committee is responsible for, among other things, selecting, evaluating and recommending to the board candidates to be nominated as additional Independent Directors of the board. The Nominating Committee held two meetings during the fiscal year ended June 30, 2004. The Nominating Committee will consider nominees recommended by shareholders if a vacancy among the Independent Directors occurs. In order to recommend a nominee, a shareholder should send a letter to the chairperson of the Nominating Committee, Mr. Meyer Feldberg, care of the Secretary of the Corporation at c/o UBS Global Asset Management, 51 West 52nd Street, New York, New York 10019-6114 and indicate on the envelope "Nominating Committee." The shareholder's letter should state the nominee's name and should include the nominee's RESUME or CURRICULUM VITAE, and must be accompanied by a written consent of the individual to stand for election if nominated for the board and to serve if elected by shareholders.

    INFORMATION ABOUT INDEPENDENT DIRECTOR OWNERSHIP OF SECURITIES ISSUED BY
     UBS FINANCIAL SERVICES INC., UBS GLOBAL AM OR ANY COMPANY CONTROLLING, CONTROLLED BY OR UNDER COMMON CONTROL WITH UBS FINANCIAL SERVICES INC.
                                OR UBS GLOBAL AM

     As of December 31, 2003, the Independent Directors and their immediate family members did not own any securities issued by UBS Financial Services Inc., UBS Global AM or any company controlling, controlled by or under common control with UBS Financial Services Inc. or UBS Global AM.

                                  COMPENSATION

     Each Independent Director receives, in the aggregate from UBS Global AM funds, an annual retainer of $70,000, and a $13,000 fee for each regular board meeting (and each in-person special board meeting) actually attended. Independent Directors who participate in previously scheduled in-person meetings by telephone to accommodate other business obligations are paid $2,000 for such meetings. Independent Directors who participate in previously scheduled in-person meetings by telephone because of illness or other unavoidable circumstances are paid the full meeting fee. Each such board member is also entitled to a $2,000 fee for each special telephone meeting attended. The chairperson of the Audit Committee receives annually $25,000. The chairperson of the Nominating Committee receives annually $10,000. The foregoing fees will be allocated among all such funds (or each relevant fund in the case of a special meeting) as follows: (i) one-half of the expense will be allocated pro rata based on the fund's relative net assets at the end of the calendar quarter preceding the date of payment and (ii) one-half of the expense will be allocated equally according to the number of such funds (I.E., expense divided by number of funds). No officer, director or employee of UBS Financial Services Inc., UBS Global AM or one of their affiliates presently receives any compensation from the fund for acting as a board member or officer. All board members are reimbursed for expenses incurred in attending meetings.

     The table below includes certain information relating to the compensation of the current board members and the compensation of those board members from all funds for which UBS Financial Services Inc., UBS Global AM or an affiliate served as an investment advisor, sub-advisor or manager during the periods indicated.

                               COMPENSATION TABLE+

                                                               AGGREGATE        TOTAL COMPENSATION FROM
                                                              COMPENSATION      THE CORPORATION AND THE
             NAME OF PERSON, POSITION                     FROM THE CORPORATION*      FUND COMPLEX**
             ------------------------                     --------------------- -----------------------
         Richard Q. Armstrong, Director                          $  39,249             $  112,500
         David J. Beaubien, Director                             $  34,435             $  100,000
         Richard R. Burt, Director                               $  33,927             $  100,000
         Meyer Feldberg, Director                                $  35,686             $  200,125
         Carl W. Schafer, Director                               $  34,435             $  100,000
         William D. White, Director                              $  34,435             $  100,000

----------
+ Only Independent Directors are compensated by the funds for which UBS Global AM or an affiliate serves as investment advisor, sub-advisor or manager; directors who are "interested persons," as defined by the Investment Company Act, do not receive compensation from the funds.

* Represents fees paid to each director during the fiscal year ended June 30, 2004.

** Represents fees paid during the calendar year ended December 31, 2003 to each board member by: (a) 22 investment companies in the case of Messrs. Armstrong, Beaubien, Burt, Schafer and White; and (b) 36 investment companies in the case of Mr. Feldberg, for which UBS Global AM or one of its affiliates served as investment advisor, sub-advisor or manager. No fund within the UBS fund complex has a bonus, pension, profit sharing or retirement plan.

            PRINCIPAL HOLDERS AND MANAGEMENT OWNERSHIP OF SECURITIES

     As of August 2, 2004, board members and officers owned in the aggregate less than 1% of the outstanding shares of the fund. UBS Financial Services Inc., 1285 Avenue of the Americas, New York, New York 10019-6028, owned of record all of the fund's shares as of August 16, 2004. None of the persons on whose behalf those shares were held was known by the fund to own beneficially 5% or more of the fund's shares.

   INVESTMENT ADVISORY, ADMINISTRATION AND PRINCIPAL UNDERWRITING ARRANGEMENTS

     INVESTMENT ADVISORY AND ADMINISTRATION ARRANGEMENTS. UBS Financial Services Inc. acts as the fund's investment advisor and administrator pursuant to a contract with the Corporation ("Advisory and Administration Contract"). Under the Advisory and Administration Contract, the fund pays UBS Financial Services Inc. a fee, computed daily and paid monthly, according to the following schedule:

                     AVERAGE DAILY NET ASSETS                     ANNUAL RATE
                     ------------------------                     -----------
         Up to $1 billion                                            0.50%
         In excess of $1.0 billion up to $1.5 billion                0.44
         Over $1.5 billion                                           0.36

     Services provided by UBS Financial Services Inc. under the Advisory and Administration Contract, some of which may be delegated to UBS Global AM, as discussed below, include the provision of a continuous investment program for the fund and supervision of all matters relating to the operation of the fund. Under the Advisory and Administration Contract, during the fiscal years ended June 30, 2004, 2003 and 2002, the fund paid (or accrued) to UBS Financial Services Inc. investment advisory and administrative fees in the amount of $19,981,645, $27,748,402 and $27,961,452, respectively.

     Under a contract with UBS Financial Services Inc., UBS Global AM serves as the fund's sub-advisor and sub-administrator ("Sub-Advisory and Sub-Administration Contract"). Under the Sub-Advisory and Sub-Administration Contract, UBS Financial Services Inc. (not the fund) pays UBS Global AM a fee, computed daily and paid monthly, at an annual rate of 0.08% of the fund's average daily net assets. Under the Sub-Advisory and Sub-Administration Contract (or a predecessor agreement), for the fiscal years ended June 30, 2004, 2003, and 2002, UBS Financial Services Inc. paid (or accrued) to UBS Global AM fees in the amount of $3,969,936, $5,549,680 and $5,592,290, respectively.

     Prior to March 1, 2004, an agreement that was superceded by the Sub-Advisory and Sub-Administration Contract between UBS Financial Services Inc. and UBS Global AM provided for a fee at an annual rate of 20% of the fee paid by the fund to UBS Financial Services Inc. under the Advisory and Administration Contract.

     Under the terms of the Advisory and Administration Contract, the fund bears all expenses incurred in its operation that are not specifically assumed by UBS Financial Services Inc. General expenses of the Corporation not readily identifiable as belonging to the fund or to the Corporation's other series are allocated among series by or under the direction of the board of directors in such manner as the board deems fair and equitable. Expenses borne by the fund include the following (or the fund's share of the following): (1) the cost (including brokerage commissions and other transaction costs, if any) of securities purchased or sold by the fund and any losses incurred in connection therewith; (2) fees payable to and expenses incurred on behalf of the fund by UBS Financial Services Inc.; (3) organizational expenses; (4) filing fees and expenses relating to the registration and qualification of fund shares under federal and state securities laws and the maintenance of such registrations and qualifications; (5) fees and salaries payable to the directors and officers who are not interested persons of the Corporation or UBS Financial Services Inc.;
(6) all expenses incurred in connection with the directors' services, including travel expenses; (7) taxes (including any income or franchise taxes) and governmental fees; (8) costs of any liability, uncollectible items of deposit and other insurance or fidelity bonds; (9) any costs, expenses or losses arising out of a liability of or claim for damages or other relief asserted against the Corporation or the fund for violation of any law; (10) legal, accounting and auditing expenses, including legal fees of special counsel for those directors who are not interested persons of the Corporation; (11) charges of custodians, transfer agents and other agents; (12) expenses of setting in type and printing prospectuses and statements of additional information and supplements thereto, reports and statements to shareholders and proxy material for existing shareholders and costs of mailing such materials to existing shareholders; (13) any extraordinary expenses (including fees and disbursements of counsel) incurred by the fund; (14) fees, voluntary assessments and other expenses incurred in connection with membership in investment company organizations; (15) 50% of the cost of printing and mailing UBS Financial Services Inc. monthly statements; (16) costs of mailing and tabulating proxies and costs of meetings of shareholders, the board and any committees thereof; (17) the cost of investment company literature and other publications provided to the directors and officers; and (18) costs of mailing, stationery and communications equipment.

     The Advisory and Administration Contract and Sub-Advisory and Sub-Administration Contract (collectively, "Contracts") noted above provide that UBS Financial Services Inc. or UBS Global AM, as the case may be, shall not be liable for any error of judgment or mistake of law or for any loss suffered by the fund in connection with the performance of the Contracts, except a loss resulting from willful misfeasance, bad faith or gross negligence on the part of UBS Financial Services Inc. or UBS Global AM in the performance of its duties or from its reckless disregard of its duties and obligations thereunder.

     The Contracts are terminable by vote of the fund's board or by the holders of a majority of the outstanding voting securities of the fund at any time without penalty, on 60 days' written notice to UBS Financial Services Inc. or UBS Global AM as the case may be. The Advisory and Administration Contract is also terminable without penalty by UBS Financial Services Inc. on 60 days' written notice to the Corporation, and the Sub-Advisory and Sub-Administration Contract is terminable without penalty by UBS Financial Services Inc. or UBS Global AM on 60 days' written notice to the other party to the agreement. The Contracts terminate automatically upon their assignment, and the Sub-Advisory and Sub-Administration Contract also automatically terminates upon the assignment of the Advisory and Administration Contract.

     At the Corporation's board meeting held on July 21, 2004, the board members considered and approved the continuance of the Advisory and Administration Contract and the Sub-Advisory and Sub-Administration Contract. In considering the continuance of the Advisory and Administration Contract and the Sub-Advisory and Sub-Administration Contract, the board analyzed the nature, quality and scope of such services, the revenues received and expenses incurred (actual and projected) by UBS Financial Services Inc. and UBS Global AM in performing the services required under the Advisory and Administration Contract and the Sub-Advisory and Sub-Administration Contract, respectively, and the cost allocation methods used in calculating such expenses. The board also reviewed UBS Financial Services Inc.'s and UBS Global AM's profitability in managing the fund; the current fees paid by the fund in light of fees paid to other advisors by comparable funds and as a percentage of assets at different asset levels; fees paid to UBS Financial Services Inc. and UBS Global AM by other similarly managed funds they advise; and the ability of UBS Financial Services Inc. and UBS Global AM to continue to perform the services contemplated under the Advisory and Administration Contract and the Sub-Advisory and Sub-Administration Contract, respectively.

     The board also evaluated the performance of the fund in comparison to funds with similar objectives and policies, the relevant investment advisory personnel, compliance with the fund's investment restrictions, tax and reporting requirements and procedures of UBS Global AM with respect to possible conflicts of interest, including UBS Global AM's code of ethics, trade allocation procedures for its various investment advisory clients, and best execution procedures. The board also gave substantial consideration to the fees payable under the contracts. In this regard, the board evaluated UBS Financial Services Inc.'s and UBS Global AM's profitability with respect to the fund, including consideration of both the actual dollar amount of fees paid by the fund directly to UBS Financial Services Inc. and by UBS Financial Services Inc. to UBS Global AM, and so-called "fallout benefits" to UBS Financial Services Inc. and UBS Global AM or their affiliates, such as, for example, benefits derived from serving as investment advisor or sub-advisor to the fund, the research services available to UBS Financial Services Inc. or UBS Global AM by reason of commissions from other funds, and transfer agency related services fees received by UBS Financial Services Inc. or UBS Global AM for certain transfer agency related services performed for the fund's shareholders. Based on these considerations and the overall high quality of the personnel, operations, financial condition, investment advisory capabilities, methodologies, and performance of UBS Financial Services Inc. and UBS Global AM, the board concluded the fees to be paid to UBS Financial Services Inc. and UBS Global AM under the Contracts were fair and reasonable, and the scope and quality of UBS Financial Services Inc.'s and UBS Global AM's services to the fund were consistent with the fund's operational requirements and sufficient to approve the continuance of the Advisory and Administration Contract between the fund and UBS Financial Services Inc. and the Sub-Advisory and Sub-Administration Contract between UBS Financial Services Inc. and UBS Global AM.

     TRANSFER AGENCY RELATED SERVICES. PFPC Inc. ("PFPC"), the fund's transfer agent (not the fund), pays UBS Financial Services Inc. for certain transfer agency related services that PFPC has delegated to UBS Financial Services Inc.

     SECURITIES LENDING. During the fiscal years ended June 30, 2004 and 2003, the fund earned $87,613 and $57,534, respectively, for lending its securities. The fund's lending agent was UBS Securities (or UBS Financial Services Inc., which provided such service prior to UBS Securities). During the fiscal years ended June 30, 2004 and 2003, the fund paid (or accrued) $30,405 and $19,337, respectively, to UBS Securities (or UBS Financial Services Inc.) for its services as securities lending agent. During the fiscal year ended June 30, 2002, the fund did not pay fees to UBS Financial Services Inc. for its services as lending agent because the fund did not engage in any securities lending activities.

     PRINCIPAL UNDERWRITING ARRANGEMENTS. UBS Global AM acts as the fund's principal underwriter pursuant to a principal underwriting contract with the fund ("Principal Underwriting Contract"). The Principal Underwriting Contract requires UBS Global AM to use its best efforts, consistent with its other businesses, to sell shares of the fund. Shares of the fund are offered continuously. UBS Global AM may enter into dealer agreements with other broker-dealers (affiliated and non-affiliated) and with other financial institutions to authorize them to sell fund shares. As of the date of this SAI, UBS Global AM has entered into a dealer agreement with UBS Financial Services Inc. UBS Global AM is located at 51 West 52nd Street, New York, New York 10019-6114.

     Under a service plan adopted by the Corporation in the manner prescribed by Rule 12b-1 under the Investment Company Act ("Plan"), the fund pays UBS Global AM a service fee, computed daily and paid monthly, for providing certain shareholder services. The Plan authorizes the fund to pay UBS Global AM the service fee at an annual rate of up to 0.15% of its average daily net assets. The fund currently pays service fees to UBS Global AM at the annual rate of 0.125% of average net assets. Any increase from the 0.125% annual rate would require prior approval of the board.

     UBS Global AM uses the 12b-1 service fee to pay dealers for shareholder servicing. The fee is also used to offset a dealer's other expenses in servicing and maintaining shareholder accounts. These expenses may include the costs of the dealer's branch office from which its employees provide these services, such as rent, communications equipment, employee salaries and other overhead costs.

     During the period they are in effect, the Plan and the Principal Underwriting Contract obligate the fund to pay the 12b-1 service fee to UBS Global AM as compensation for its service activities and not as reimbursement for specific expenses incurred. Thus, even if UBS Global AM's expenses exceed its 12b-1 service fee, the fund will not be obligated to pay more than the fee, and if UBS Global AM's expenses are less than the fee, it will retain its full fee and realize a profit. The fund will pay the 12b-1 service fee to UBS Global AM until either the Plan or the Principal Underwriting Contract is terminated or not renewed. In that event, UBS Global AM's 12b-1 service expenses in excess of 12b-1 service fees received or accrued through the termination date will be UBS Global AM's sole responsibility and not obligations of the fund.

     Among other things, the Plan provides that (1) UBS Global AM will submit to the board at least quarterly, and the directors will review, reports regarding all amounts expended under the Plan and the purposes for which such expenditures were made, (2) the Plan will continue in effect only so long as it is approved at least annually, and any material amendment thereto is approved, by the board, including those directors who are not "interested persons" of the Corporation and who have no direct or indirect financial interest in the operation of the Plan or any agreement related to the Plan, acting in person at a meeting called for that purpose, (3) payments by the fund under the Plan shall not be materially increased without the affirmative vote of the holders of a majority of the fund's outstanding shares and (4) while the Plan remains in effect, the selection and nomination of directors who are not "interested persons" of the Corporation shall be committed to the discretion of the directors who are not "interested persons" of the Corporation.

     During the fiscal year ended June 30, 2004, the fund paid or accrued to UBS Global AM service fees of $6,313,071. For the same period, UBS Global AM and UBS Financial Services Inc. estimate that they incurred expenses of $3,421,246 in servicing fund shareholders. UBS Global AM estimates that these expenses were incurred as follows: (a) allocated costs related to shareholder servicing $2,327,667; (b) service fees to Financial Advisors $894,579; and
(c) RMA Service Center -- $199,000.

     "Allocated costs" include various internal costs allocated by UBS Financial Services Inc. to its efforts at providing certain shareholder and account maintenance services as dealer for the fund. These internal costs encompass office rent, salaries and other overhead expenses of various UBS Financial Services Inc. departments and areas of operations.

     In approving the continuance of the Plan, the board considered all features of the distribution and shareholder servicing system for the fund, including (1) UBS Global AM's view that the payment of service fees at the annual rate of 0.02% of the average daily net assets of the fund held in shareholder accounts serviced by Financial Advisors and correspondent firms was attractive to such Financial Advisors and correspondent firms and would result in greater growth of the fund than might otherwise be the case, (2) the extent to which fund shareholders might benefit from economies of scale resulting from growth in the fund's assets and shareholder account size and the potential for continued growth, (3) the services provided to the fund and its shareholders by UBS Global AM pursuant to the Principal Underwriting Contract, (4) UBS Global AM's expenses and costs under the Plan as described above and (5) the fact that the expense to the fund of the Plan could be offset if the Plan is successful by the lower advisory fee rates that are triggered as assets reach higher levels.

     The board also considered the benefits that would accrue to UBS Global AM under the Plan in that UBS Global AM would receive service and sub-advisory fees that are calculated based upon a percentage of the average net assets of the fund, which fees would increase if the Plan is successful and the fund attains and maintains increased asset levels.

                             PORTFOLIO TRANSACTIONS

     The fund purchases portfolio securities from dealers and underwriters as well as from issuers. Securities are usually traded on a net basis with dealers acting as principal for their own accounts without a stated commission. Prices paid to dealers in principal transactions generally include a "spread," which is the difference between the prices at which the dealer is willing to purchase and sell a specific security at the time. When securities are purchased directly from an issuer, no commissions or discounts are paid. When securities are purchased in underwritten offerings, they include a fixed amount of compensation to the underwriter.

     For purchases or sales with broker-dealer firms that act as principal, UBS Global AM seeks best execution. Although UBS Global AM may receive certain research or execution services in connection with these transactions, it will not purchase securities at a higher price or sell securities at a lower price than would otherwise be paid if no weight was attributed to the services provided by the executing dealer. UBS Global AM may engage in agency transactions in over-the-counter securities in return for research and execution services. These transactions are entered into only pursuant to procedures that are designed to ensure that the transaction (including commissions) is at least as favorable as it would have been if effected directly with a market-maker that did not provide research or execution services.

     Research services and information received from brokers or dealers are supplemental to UBS Global AM's own research efforts and, when utilized, are subject to internal analysis before being incorporated into its investment processes. Information and research services furnished by brokers or dealers through which or with which the fund effects securities transactions may be used by UBS Global AM in advising other funds or accounts and, conversely, research services furnished to UBS Global AM by brokers or dealers in connection with other funds or accounts that it advises may be used in advising the fund.

     During the fiscal years ended June 30, 2004, 2003, and 2002, the fund paid no brokerage commissions. Therefore, the fund has not allocated any brokerage transactions for research, analysis, advice and similar services.

     Investment decisions for the fund and for other investment accounts managed by UBS Global AM are made independently of one another in light of differing considerations for the various accounts. However, the same investment decision may occasionally be made for the fund and one or more of such accounts. In such cases, simultaneous transactions are inevitable. Purchases or sales are then averaged as to price and allocated between the fund and such other account(s) as to amount in a manner deemed equitable to the fund and such account(s). While in some cases this practice could have a detrimental effect upon the price or value of the security as far as the fund is concerned, or upon its ability to complete its entire order, in other cases it is believed that coordination and the ability to participate in volume transactions will be beneficial to the fund.

     As of June 30, 2004, the fund owned securities issued by the following companies which are regular broker-dealers for the fund:


                ISSUER                                   TYPE OF SECURITY            VALUE
                ------                                ---------------------      -------------
Citigroup Global Markets Holdings Inc.                   Commercial Paper        $  54,988,022
Credit Suisse First Boston                            Certificate of Deposit     $  69,500,000
Deutsche Bank Financial LLC                              Commercial Paper        $  41,000,000
General Electric Capital                               Short-Term Corporate
                                                            Obligation           $  25,000,000
Goldman Sachs Group                                      Commercial Paper        $  64,971,364
Morgan Stanley & Co.                                     Commercial Paper        $  45,000,000

                 ADDITIONAL PURCHASE AND REDEMPTION INFORMATION;
                             FINANCIAL INSTITUTIONS

     ADDITIONAL PURCHASE INFORMATION. The fund may, subject to approval by the board, accept securities in which the fund is authorized to invest as consideration for the issuance of its shares, provided that the value of the securities is at least equal to the net asset value of the fund's shares at the time the transaction occurs. The fund may accept or reject any such securities in its discretion.

     ADDITIONAL REDEMPTION INFORMATION. The fund may suspend redemption privileges or postpone the date of payment during any period (1) when the New York Stock Exchange ("NYSE") is closed or trading on the NYSE is restricted as determined by the SEC, (2) when an emergency exists as a result of which (a) disposal by the fund of securities owned by it is not reasonably practicable or
(b) it is not reasonably practicable for such fund fairly to determine the value of its net assets, or (3) as the SEC may otherwise permit. The redemption price may be more or less than the shareholder's cost, depending on the market value of the fund's portfolio at the time; although the fund attempts to maintain a constant net asset value of $1.00 per share.

     FINANCIAL INSTITUTIONS. The fund may authorize financial institutions and their delegates or agents to accept on its behalf purchase and redemption orders that are in "good form" in accordance with the policies of those institutions. The fund will be deemed to have received these purchase and redemption orders when such an institution or its delegate or agent accepts them. Like all customer orders, these orders will be priced based on the fund's net asset value next computed after receipt of the order by the financial institutions and their delegates or their agents. Financial institutions may include retirement plan service providers who aggregate purchase and redemption instructions received from numerous retirement plans or plan participants.

                               VALUATION OF SHARES

     The fund uses its best efforts to maintain its net asset value at $1.00 per share. The fund's net asset value per share is typically determined by its custodian, State Street Bank and Trust Company ("State Street"), as of noon, Eastern time, on each Business Day. A "Business Day" means any day on which State Street's Boston offices, and the New York City offices of UBS Global AM and UBS Financial Services Inc.'s bank, The Bank of New York, are all open for business. One or more of these institutions will be closed on the observance of the following holidays: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Columbus Day, Veterans Day, Thanksgiving Day and Christmas Day.

     The fund values its portfolio securities in accordance with the amortized cost method of valuation under Rule 2a-7 ("Rule") under the Investment Company Act. To use amortized cost to value its portfolio securities, the fund must adhere to certain conditions under the Rule relating to its investments, some of which are discussed in this SAI. Amortized cost is an approximation of market value of an instrument, whereby the difference between its acquisition cost and value at maturity is amortized on a straight-line basis over the remaining life of the instrument. The effect of changes in the market value of a security as a result of fluctuating interest rates is not taken into account, and thus the amortized cost method of valuation may result in the value of a security being higher or lower than its actual market value. If a large number of redemptions take place at a time when interest rates have increased, the fund might have to sell portfolio securities prior to maturity and at a price that might not be desirable.

     The board has established procedures ("Procedures") for the purpose of maintaining a constant net asset value of $1.00 per share, which include a review of the extent of any deviation of net asset value per share, based on available market quotations, from the $1.00 amortized cost per share. If that deviation exceeds 1/2 of 1% for the fund, the board will promptly consider whether any action should be initiated to eliminate or reduce material dilution or other unfair results to shareholders. Such action may include redeeming shares in kind, selling portfolio securities prior to maturity, reducing or withholding dividends and utilizing a net asset value per share as determined by using available market quotations. The fund will maintain a dollar-weighted average portfolio maturity of 90 days or less and will not purchase any instrument having, or deemed to have, a remaining maturity of more than 397 days, will limit portfolio investments, including repurchase agreements, to those US dollar denominated instruments that are of high quality under the Rule and that UBS Global AM, acting pursuant to the Procedures, determines present minimal credit risks, and will comply with certain reporting and recordkeeping procedures. There is no assurance that constant net asset value per share will be maintained. If amortized cost ceases to represent fair value per share, the board will take appropriate action.

     In determining the approximate market value of portfolio investments, the fund may employ outside organizations, which may use a matrix or formula method that takes into consideration market indices, matrices, yield curves and other specific adjustments. This may result in the securities being valued at a price different from the price that would have been determined had the matrix or formula method not been used. Other assets, if any, are valued at fair value as determined in good faith by or under the direction of the board.

                                      TAXES

     The fund intends to continue to qualify for treatment as a regulated investment company ("RIC") under Sub-chapter M of the Internal Revenue Code. To so qualify, the fund must distribute to its shareholders for each taxable year at least 90% of its investment company taxable income (consisting generally of net investment income and net short-term capital gain, if any, determined without regard to any deduction for dividends paid) and must meet several additional requirements. Among these requirements are the following: (1) the fund must derive at least 90% of its gross income each taxable year from dividends, interest, payments with respect to securities loans and gains from the sale or other disposition of securities and certain other income; (2) at the close of each quarter of the fund's taxable year, at least 50% of the value of its total assets must be represented by cash and cash items, US government securities, securities of other RICs and other securities that are limited, in respect of any one issuer, to an amount that does not exceed 5% of the value of the fund's total assets nor 10% of the voting securities of such issuer; and (3) at the close of each quarter of the fund's taxable year, not more than 25% of the value of its total assets may be invested in securities (other than US government securities or the securities of other RICs) of any one issuer or in two or more issuers that the fund controls and which are engaged in the same or similar trades or businesses.

     By qualifying for treatment as a RIC, the fund (but not its shareholders) will be relieved of federal income tax on the portion of its investment company taxable income and net capital gain that it distributes to shareholders, provided that it distributes at least 90% of its investment company taxable income for the taxable year. If the fund failed to qualify for treatment as a RIC for any taxable year, (1) it would be taxed as an ordinary corporation on the full amount of its taxable income for that year without being able to deduct the distributions it makes to its shareholders and (2) the shareholders would treat all those distributions as dividends (that is, ordinary income) to the extent of the fund's current and accumulated earnings and profits. In addition, the fund could be required to recognize unrealized gains, pay substantial taxes and interest, and make substantial distributions before requalifying for RIC treatment.

     Please note it is not anticipated that dividends from the fund will be eligible for the reduced rate of tax that may apply to certain dividends on corporate stock.

                               OTHER INFORMATION

     VOTING RIGHTS. Shareholders of the fund are entitled to one vote for each full share held and fractional votes for fractional shares held. Voting rights are not cumulative and, as a result, the holders of more than 50% of all the shares of the Corporation may elect all its board members. The shares of each series of the Corporation will be voted separately, except when an aggregate vote of all the series is required by law.

     The Corporation does not hold annual meetings. There normally will be no meetings of shareholders to elect directors unless fewer than a majority of the directors holding office have been elected by shareholders. The directors are required to call a meeting of shareholders when requested in writing to do so by the shareholders of record holding at least 25% of the Corporation's outstanding shares.

     CUSTODIAN AND RECORDKEEPING AGENT; TRANSFER AND DIVIDEND AGENT. State Street Bank and Trust Company, located at 1776 Heritage Drive, North Quincy, Massachusetts 02171, serves as custodian and recordkeeping agent for the fund. PFPC Inc., a subsidiary of PNC Bank, N.A., located at 400 Bellevue Parkway, Wilmington, DE 19809, serves as the fund's transfer and dividend disbursing agent.

     PRIOR NAMES. Prior to June 9, 2003, the Corporation was known as UBS PaineWebber RMA Money Fund Inc., and the fund was known as UBS PaineWebber Retirement Money Fund. Prior to April 16, 2001, the Corporation was known as PaineWebber RMA Money Fund Inc., and the fund was known as PaineWebber Retirement Money Fund.

     COUNSEL. The law firm of Dechert LLP, 1775 I Street, N.W., Washington, D.C. 20006-2401, serves as counsel to the fund. Dechert LLP also acts as counsel to UBS Global AM in connection with other matters. Willkie Farr & Gallagher LLP, 787 Seventh Avenue, New York, New York 10019, serves as independent counsel to the Independent Directors.

     AUDITORS. Ernst & Young LLP, Five Times Square, New York, New York 10036, serves as independent auditors for the fund.

                              FINANCIAL STATEMENTS

     The fund's Annual Report to Shareholders for its fiscal year ended June 30, 2004 is a separate document supplied with this SAI, and the financial statements, accompanying notes and report of Ernst & Young LLP appearing therein are incorporated herein by this reference.

YOU SHOULD RELY ONLY ON THE INFORMATION CONTAINED OR REFERRED TO IN THE PROSPECTUS AND THIS STATEMENT OF ADDITIONAL INFORMATION. THE FUND AND ITS PRINCIPAL UNDERWRITER HAVE NOT AUTHORIZED ANYONE TO PROVIDE YOU WITH INFORMATION THAT IS DIFFERENT. THE PROSPECTUS AND THIS STATEMENT OF ADDITIONAL INFORMATION ARE NOT AN OFFER TO SELL SHARES OF THE FUND IN ANY JURISDICTION WHERE THE FUND OR ITS PRINCIPAL UNDERWRITER MAY NOT LAWFULLY SELL THOSE SHARES.

                                   ----------

(C) 2004 UBS Financial Services Inc. All rights reserved.

[UBS GLOBAL ASSET MANAGEMENT LOGO]

UBS RETIREMENT MONEY FUND

--------------------------------------------------------------------------------

                                             STATEMENT OF ADDITIONAL INFORMATION
                                                                 AUGUST 30, 2004

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